UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 11, 2025
_______________________________________________________________________
ALICO, INC.
_______________________________________________________________________
(Exact name of registrant as specified in its charter)
_______________________________________________________________________

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
_______________________________________________________________________
(Address of principal executive offices)(Zip Code)
239-226-2000
_______________________________________________________________________
(Registrant’s telephone number, including area code)
Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.03. Amendment to Articles of Incorporation or Bylaws.

On December 11, 2025, the Board of Directors (the “Board”) of Alico, Inc. (the “Company”) approved and adopted the Company’s Third Amended and Restated Bylaws, which amend and restate the Company’s Second Amended and Restated

Bylaws. The Third Amended and Restated Bylaws revise the size range of the Board to provide that the Board shall consist of between five (5) and eleven (11) directors. The Third Amended and Restated Bylaws were adopted by the Board pursuant to the authority granted under the Company’s Restated Certificate of Incorporation and were effective upon approval by the Board.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Alico, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer